EXHIBIT 99(g)
                             JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


Dated as of August 3, 2007.

                               OCM GW HOLDINGS, LLC

                               By:  OCM Principal Opportunities Fund III, L.P.
                               Its: Managing Member

                               By: OCM Principal Opportunities Fund III GP, LLC
                               Its: General Partner

                               By: Oaktree Fund GP I, L.P.
                               Its: Managing Member

                               By:  /s/ Todd Molz
                                    ---------------------------------
                               Name: Todd Molz
                               Title: Authorized Signatory

                               By:  /s/ Adam Pierce
                                    ---------------------------------
                               Name: Adam Pierce
                               Title: Authorized Signatory


                               OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

                               By: OCM Principal Opportunities Fund III GP, LLC
                               Its: General Partner

                               By: Oaktree Fund GP I, L.P.
                               Its: Managing Member

                               By:  /s/ Todd Molz
                                    ---------------------------------
                               Name: Todd Molz
                               Title: Authorized Signatory

                               By:  /s/ Adam Pierce
                                    ---------------------------------
                               Name: Adam Pierce
                               Title: Authorized Signatory

                               OCM PRINCIPAL OPPORTUNITIES FUND III, GP, LLC

                               By: Oaktree Fund GP I, L.P.
                               Its: Managing Member

                               By:  /s/ Todd Molz
                                    ---------------------------------
                               Name: Todd Molz
                               Title: Authorized Signatory

                               By:  /s/ Adam Pierce
                                    ---------------------------------
                               Name: Adam Pierce
                               Title: Authorized Signatory


                               OAK TREE FUND GP I, L.P.

                               By: Oaktree Fund GP I, L.P.
                               Its: Managing Member

                               By:  /s/ Todd Molz
                                    ---------------------------------
                               Name: Todd Molz
                               Title: Authorized Signatory

                               By:  /s/ Adam Pierce
                                    ---------------------------------
                               Name: Adam Pierce
                               Title: Authorized Signatory


                               OAKTREE CAPITAL I, L.P.

                               By: OCM Holdings I, LLC
                               Its: General Partner

                               By:  /s/ Todd Molz
                                    ---------------------------------
                               Name: Todd Molz
                               Title: Vice President and Secretary

                               By:  /s/ Lisa Arakaki
                                    ---------------------------------
                               Name: Adam Pierce
                               Title: Vice President and Assistant Secretary


                               OCM HOLDINGS I, LLC

                               By:  /s/ Todd Molz
                                    ---------------------------------
                               Name: Todd Molz
                               Title: Vice President and Secretary

                               By:  /s/ Lisa Arakaki
                                    ---------------------------------
                               Name: Adam Pierce
                               Title: Vice President and Assistant Secretary

                               OAKTREE HOLDINGS, LLC

                               By: Oaktree Capital Group, LLC
                               Its: Managing Member

                               By:  /s/ Todd Molz
                                    ---------------------------------
                               Name: Todd Molz
                               Title: Senior Vice President and Secretary

                               By:  /s/ Lisa Arakaki
                                    ---------------------------------
                               Name: Adam Pierce
                               Title: Vice President and Assistant Secretary


                               OAKTREE CAPITAL GROUP, LLC

                               By:  /s/ Todd Molz
                                    ---------------------------------
                               Name: Todd Molz
                               Title: Senior Vice President and Secretary

                               By:  /s/ Lisa Arakaki
                                    ---------------------------------
                               Name: Adam Pierce
                               Title: Vice President and Assistant Secretary


                               OAKTREE CAPITAL GROUP HOLDINGS, L.P.

                               By: Oaktree Capital Group Holdings GP, LLC
                               Its: General Partner

                               By:  /s/ Todd Molz
                                    ---------------------------------
                               Name: Todd Molz
                               Title: Managing Director and General Counsel

                               By:  /s/ John Frank
                                    ---------------------------------
                               Name: John Frank
                               Title: Manager and Managing Principal


                               OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                               By:  /s/ Todd Molz
                                    ---------------------------------
                               Name: Todd Molz
                               Title: Managing Director and General Counsel

                               By:  /s/ John Frank
                                    ---------------------------------
                               Name: John Frank
                               Title: Manager and Managing Principal